© 2018 Avaya Inc. All right reserved AVAYA Q1 FISCAL YEAR 2018 FINANCIAL RESULTS March 1, 2018 I . l ri ts reserved.

© 2018 Avaya Inc. All rights reserved. 2 FORWARD LOOKING STATEMENTS  Cautionary Note Regarding Forward-Looking Statements This document contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," “our vision,” "plan," "potential," "preliminary," "predict," "should," "will," or “would” or the negative thereof or other variations thereof or comparable terminology and include, but are not limited to, second quarter fiscal 2018 and fiscal year 2018 outlook. The company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These factors are discussed in the company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission (the “SEC”), may cause its actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the company’s filings with the SEC that are available at www.sec.gov. The company cautions you that the list of important factors included in the company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation should be read in conjunction with our first quarter fiscal 2018 earnings press release posted on March 1, 2018. Within this presentation, we refer to certain non‐GAAP financial measures that involve adjustments to GAAP measures. Reconciliations between our non- GAAP financial measures and GAAP financial measures are included on the last three slides of this presentation. These slides, as well as current and historical financial data are available on our web site at investors.avaya.com None of the information included on the website is incorporated by reference in this presentation.

© 2018 Avaya Inc. All rights reserved. 3 FISCAL Q1 2018 FINANCIAL HIGHLIGHTS (Amounts are non-GAAP)  Revenue of $775 million - Down 2% sequentially and down 11% from Q1FY’17 - Excluding the impact of the sale of the Networking business, revenue declined approximately 2% sequentially and approximately 5% compared to Q1FY’17 – Software and Services a record 82% of total revenue, up year-over-year from 76% – Recurring revenue over >57% of total revenue, up year-over-year from 53% – Avaya Private Cloud Services for the Enterprise market & Professional Services each accounted for >9% of total revenue  Non-GAAP product revenue of $330 million decreased 4% from the prior quarter and decreased 18% year- over-year. Excluding the impact of the sale of the Networking business, product revenue decreased 4% sequentially and was 4% lower year-over-year  Non-GAAP service revenue of $445 million was down less than 1% sequentially and decreased 6% year-over- year. Excluding the impact of the sale of the Networking business, service revenue decreased less than 1% sequentially and was 4% lower year-over-year  Total bookings for the first fiscal quarter decreased 14% from the prior quarter and were 17% below the prior year, in constant currency. Excluding the impact of the sale of the Networking business, total bookings decreased 14% sequentially and were 10% lower year-over-year, in constant currency, reflecting extended procurement cycles resulting from chapter 11 For a reconciliation of non-GAAP to GAAP financial information, please see the appendix.

© 2018 Avaya Inc. All rights reserved. 4 FISCAL Q1 2018 FINANCIAL HIGHLIGHTS (Amounts are non-GAAP) Continued…XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX  Non-GAAP gross margin was 61.8%, a record percentage for a first quarter result, compared to 63.3% for the prior quarter and 61.7% for the first quarter of fiscal 2017  Non-GAAP operating income of $172 million or 22.2% of revenue, a record percentage for a first quarter result, compared to $183 million or 23.2% of revenue for the prior quarter and $192 million or 21.9% of revenue for the first quarter of fiscal 2017  Adjusted EBITDA was $206 million or 26.6% of revenue, compared to $225 million or 28.5% of revenue for the prior quarter and $238 million or 27.2% of revenue for the first quarter of fiscal 2017  Cash balance of $417 million For a reconciliation of non-GAAP to GAAP financial information, please see the appendix. *TCV excludes Networking

© 2018 Avaya Inc. All rights reserved. 5 Revenue: FQ1 2018 FQ4 2017 FQ1 2017 Product $330 $343 $401 Services $445 $447 $474 Total Revenue $775 $790 $875 Gross Margin: Product 64.8% 69.7% 63.8% Services 59.6% 58.4% 59.9% Total Gross Margin 61.8% 63.3% 61.7% Operating Margin 22.2% 23.2% 21.9% Adjusted EBITDA $206 $225 $238 Adjusted EBITDA % 26.6%* 28.5% 27.2% For a reconciliation of non-GAAP to GAAP financial information, please see the appendix and our Q1’18 and historical financials at investors.avaya.com *FQ1 2018 Adjusted EBITDA % is based on non-GAAP Revenue . < ------------------ As Reported ------------------ > QUARTERLY INCOME STATEMENT (Amounts are non-GAAP and dollars in millions)

© 2018 Avaya Inc. All rights reserved. 6 QUARTERLY REVENUE BY REGION (All dollars amounts are in millions) Revenue FQ1 2018 FQ4 2017 FQ1 2017 U.S. $425 $447 $466 EMEA $208 $194 $234 APAC $76 $79 $90 AI $66 $70 $85 Total $775 $790 $875 % of Total Revenue U.S. 55% 57% 53% EMEA 27% 24% 27% APAC 10% 10% 10% AI 8% 9% 10% Total 100% 100% 100% < ------------------ As Reported ------------------ >

© 2018 Avaya Inc. All rights reserved. 7 Q1 FY’18 FINANCIAL HIGHLIGHTS • Recurring revenue >57% of total revenue, up YoY from 53% • Software and Services accounted for a record 82% of total revenue, up YoY from 76% • Added >1,300 new logos worldwide, up 6% sequentially • Midmarket/SMB cloud seats up 41% QoQ, and monthly recurring revenue grew 39% QoQ • Non-GAAP operating income of 22.2% of revenue, a record % for a first quarter result • Adj. EBITDA of 26.6% of revenue • $417 million cash on balance sheet ($M, as reported) Non-GAAP 1Q18 Actual 4Q17 Actual 1Q17 Actual Revenue $775 $790 $875 Gross Margin % 61.8% 63.3% 61.7% Oper Expense % 39.6% 40.1% 39.8% Oper Income % 22.2% 23.2% 21.9% Adj EBITDA $ $206 $225 $238 Adj EBITDA % 26.6% 28.5% 27.2% Notable Q1’18 Stats (non-GAAP): Revenue per employee* (TTM) FQ1 2018 Adjusted EBITDA % is based on non-GAAP Revenue *Headcount as of the end of the period indicated For a reconciliation of non-GAAP to GAAP financial information, please see the appendix and our Q1’18 and historical earnings releases at investors.avaya.com $328 $335 $347 $366 $376 $320 $330 $340 $350 $360 $370 $380 $390 $400 FY13 FY14 FY15 FY16 FY17 ($000) TTM-Trailing Twelve Months Additional Highlights • Announced acquisition of Spoken Communications, a leading innovator in Contact Center as a Service (CCaaS) solutions • A record 3,000 customers and partners attended Avaya Engage 2018 conference • Listed on the New York Stock Exchange (NYSE) on January 17, 2018

© 2018 Avaya Inc. All rights reserved. 8 BALANCE SHEET AND OPERATING METRICS (Dollars in millions, Balance sheet items as of the end of the period indicated) FQ1 2018 FQ4 2017 FQ1 2017 Total Cash and Cash Equivalents $417 $876 $209 Cash from Operations ($374) $166 ($44) Capital Expenditures and Capitalized Software $15 $17 $14 Days Sales Outstanding 48 60 55 Inventory Turns 12.1 12.3 9.1 Headcount (as of the end of the period indicated) 8,525 8,712 9,771 Trailing Twelve Month Revenue ($K) / Employee* *(Headcount as of the end of the period indicated) $372 $376 $370 FQ1 2018 Cash from Operations reflects includes emergence payments of $340M to PBGC, legal settlements and advisory payments of $74M, and a $49M pension catch-up FQ1 2018 TTM Revenue ($K) / Employee based on non-GAAP Revenue

© 2018 Avaya Inc. All rights reserved. 9 NON-GAAP RECONCILIATION ADJUSTED EBITDA Successor Period from December 16, 2017 through December 31, 2017 Period from October 1, 2017 through December 15, 2017 Three months ended December 31, 2016 Net income (loss) 237$ 2,977$ (103)$ Interest expense 9 14 174 Interest income - (2) - (Benefit from) provision for income taxes (246) 459 3 Depreciation and amortization 22 31 90 22 3,479 164 Impact of fresh start accounting adjustments 27 - - Restructuring charges, net 10 14 10 Sponsors' and other advisory fees 8 3 51 Reorganization items, net - (3,416) - Share-based and other compensation 1 - 2 Loss on disposal of long-lived assets - 1 - Costs in connection with certain legal matters - 37 - Change in fair value of warrant liability 5 - - Foreign currency gains, net (2) - (11) Pension/OPEB/nonretirement postemployment benefits and long-term disability costs - 17 21 Other - - 1 Adjusted EBITDA 71$ 135$ 238$ EBITDA Avaya Holdings Corp. Supplemental Schedule of Non-GAAP Adjusted EBITDA (Unaudited; in millions) Predecessor

NON-GAAP RECONCILIATION

GROSS MARGIN AND OPERATING INCOME

Avaya Holdings Corp.
Supplemental Schedules of Non-GAAP Reconciliations
(Unaudited; in millions)

	Successor	Predecessor		Predecessor			
				Three Months Ended			
	Period from Dec. 16, 2017 through Dec. 31, 2017	Period from Oct. 1, 2017 through Dec. 15, 2017	Combined Results	Sept. 30 2017	June 30 2017	Mar. 31 2017	Dec. 31, 2016
Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin							
Gross Profit	$ 78	$ 362	$ 440	$ 496	$ 493	$ 484	$ 535
Gross Margin	52.7%	59.9%	58.5%	62.8%	61.4%	60.2%	61.1%
Items excluded:							
Adj. for fresh start accounting			29	-	-	-	-
Amortization of technology intangible assets			10	4	5	6	5
Non-GAAP Gross Profit			$ 479	$ 500	$ 498	$ 490	$ 540
Non-GAAP Gross Margin			61.8%	63.3%	62.0%	60.9%	61.7%
Reconciliation of Non-GAAP Operating Income							
Operating Income (Loss)	$ 2	$ 36	$ 38	$ 69	$ (43)	$ 75	$ 70
Percentage of Revenue	1.4%	6.0%	5.1%	8.7%	-5.4%	9.3%	8.0%
Items excluded:							
Adj. for fresh start accounting			33	-	-	-	-
Amortization of intangible assets			27	38	62	62	62
Restructuring charges, net			24	8	8	4	10
Loss on disposal of long-lived assets			1	-	-	-	-
Impairment charges			-	-	120	-	-
Advisory fees			11	3	18	14	48
Share-based compensation			1	1	4	4	2
Costs in connection with certain legal matters			37	64	-	-	-
Non-GAAP Operating Income			$ 172	$ 183	$ 169	$ 159	$ 192
Non-GAAP Operating Margin			22.2%	23.2%	21.0%	19.8%	21.9%

AVAYA
© 2018 Avaya Inc. All rights reserved.
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NON-GAAP RECONCILIATION

PRODUCT AND SERVICES GROSS MARGINS

Avaya Holdings Corp.
Supplemental Schedules of Non-GAAP Reconciliation of Gross Profit and Gross Margin by Portfolio
(Unaudited; in millions)

	Successor	Predecessor		Predecessor			
				Three Months Ended			
	Period from Dec. 16, 2017 through Dec. 31, 2017	Period from Oct. 1, 2017 through Dec. 15, 2017	Combined Results	Sept. 30, 2017	June 30, 2017	Mar. 31, 2017	Dec. 31, 2016
Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Products							
Revenue	$ 71	$ 253	$ 324	$ 343	$ 345	$ 348	$ 401
Costs	33	84	117	104	121	125	145
Amortization of technology intangible assets	7	3	10	4	5	6	5
GAAP Gross Profit	31	166	197	235	219	217	251
GAAP Gross Margin	43.7%	65.6%	60.8%	68.5%	63.5%	62.4%	62.6%
Items excluded:							
Adj. for fresh start accounting			7	-	-	-	-
Amortization of technology intangible assets			10	4	5	6	5
Non-GAAP Gross Profit			$ 214	$ 239	$ 224	$ 223	$ 256
Non-GAAP Gross Margin			64.8%	69.7%	64.9%	64.1%	63.8%
Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Services							
Revenue	$ 77	$ 351	$ 428	$ 447	$ 458	$ 456	$ 474
Costs	30	155	185	186	184	189	190
GAAP Gross Profit	47	196	243	261	274	267	284
GAAP Gross Margin	61.0%	55.8%	56.8%	58.4%	59.8%	58.6%	59.9%
Items excluded:							
Adj. for fresh start accounting			22	-	-	-	-
Non-GAAP Gross Profit			$ 265	$ 261	$ 274	$ 267	$ 284
Non-GAAP Gross Margin			59.6%	58.4%	59.8%	58.6%	59.9%

AVAYA
© 2018 Avaya Inc. All rights reserved.
11

NON-GAAP RECONCILIATION

Avaya Holdings Corp.
Reconciliation of GAAP to Non-GAAP results
Three months ended December 31, 2017
(Unaudited; in millions)

	Successor Period from December 16, 2017 through December 31, 2017	Predecessor Period from October 1, 2017 through December 15, 2017	Combined Results	Adj. for Fresh Start Accounting	Amortization of Intangible Assets	Restructuring Charges, net	Loss on Disposal of Long-lived Assets	Reorganization Items	Share-based and Other Comp	Costs in Connection with Certain Legal Matters	Advisory Fees	Non-GAAP Results	Q117 GAAP Results	Q117 Non-GAAP Results
Revenue														
Products	$ 71	$ 253	$ 324	$ 6	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 330	$ 401	$ 401
Services	77	351	428	17								445	474	474
	148	604	752	23	-	-	-	-	-	-	-	775	875	875
Costs														
Products:														
Costs	33	84	117	(1)								116	145	145
Amortization of technology intangible assets	7	3	10		(10)							-	5	-
Services	30	155	185	(5)			-	-	-	-	-	180	190	190
	70	242	312	(6)	(10)	-	-	-	-	-	-	296	340	335
GROSS PROFIT	78	362	440	29	10	-	-	-	-	-	-	479	535	540
OPERATING EXPENSES														
Selling, general and administrative	50	264	314	(4)			(1)		(1)	(37)	(11)	260	336	286
Research and development	9	38	47									47	62	62
Amortization of intangible assets	7	10	17		(17)							-	57	-
Restructuring charges, net	10	14	24			(24)						-	10	-
	76	326	402	(4)	(17)	(24)	(1)	-	(1)	(37)	(11)	307	465	348
OPERATING INCOME	2	36	38	33	27	24	1	-	1	37	11	172	70	192
Interest expense	(9)	(14)	(23)									(23)	(174)	(174)
Other (expense) income, net	(2)	(2)	(4)									(4)	4	4
Reorganization items, net	-	3,416	3,416					(3,416)				-	-	-
(LOSS) INCOME BEFORE INCOME TAXES	(9)	3,436	3,427	33	27	24	1	(3,416)	1	37	11	145	(100)	22
Benefit from (provision for) income taxes	246	(459)	(213)									(213)	(3)	(3)
NET INCOME (LOSS)	$ 237	$ 2,977	$ 3,214	$ 33	$ 27	$ 24	$ 1	$ (3,416)	$ 1	$ 37	$ 11	$ (68)	$ (103)	$ 19

AVAYA © 2018 Avaya Inc. All rights reserved.

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© 2018 Avaya Inc. All rights reserved. 13